Exhibit 10.32

Loan No.: 9100010227

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is effective as of March 15, 2017 and entered into this 31st day of March, 2017, among LMF SPE#2, LLC, a Florida limited liability company (“Borrower”), LM Funding, LLC, a Florida limited liability company (“LMF”), LM FUNDING AMERICA, INC., a Delaware corporation (“LMFA” and together with LMF, “Guarantors”) and HEARTLAND BANK, an Arkansas state bank (“Lender”). Capitalized terms used but not specifically defined herein shall have the meanings provided for such terms in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, Borrower, LMF, CGR63, LLC, a Florida limited liability company, and Lender have executed that certain Credit Agreement dated as of December 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower and Guarantors have requested that Lender amend certain provisions of the Credit Agreement; and

WHEREAS, Lender is willing to make such amendments to the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties agree as follows:

1.Acknowledgment of Parties.  Each of Borrower, Guarantors and Lender acknowledges and agrees that the recital of facts set forth in this Amendment are true and correct in all respects.

2.Amendments to Credit Agreement.

(a)Amendments to Section 1.1.

(i)In Section 1.1 of the Credit Agreement, each of the definitions of “Change of Control”, “Guarantor”, “Obligated Party”, “Pledge Agreement” and “Pledged Equity Interests” are hereby amended and restated in their entirety to read as follows:

“Change of Control” shall mean (a) the occurrence of any event (whether in one or more transactions) which results in a change of control of LM Funding, LLC to a Person who is not a Person who controls LM Funding, LLC as of March 31, 2017 or another Person under such Person’s control, (b) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of Borrower to a Person who is not LM Funding, LLC or a Person under the control of LM Funding, LLC, or (c) any merger or consolidation of or with Borrower or sale of all or substantially all of

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the property or assets of Borrower.  For purposes of this definition, “control” shall mean the power, direct or indirect, (x) to vote 50% or more of the equity interests having ordinary voting power for the election of directors (or the individuals performing similar functions) of any Person or (y) to direct or cause the direction of the management and policies of any Person by contract or otherwise.

“Guarantor” means each of LM Funding, LLC, a Florida limited liability company, and LM Funding America, Inc., a Delaware corporation, and each Person who from time to time Guarantees all or any part of the Obligations.

“Pledge Agreement” means (i) that certain Pledge Agreement, dated as of December 30, 2014, executed by LM Funding, LLC, among others, as grantor, and Lender, and (ii) that certain Pledge Agreement, dated as of March 31 2017, executed by LM Funding America, Inc., as grantor, and Lender, in each case securing the Obligations of Borrower to Lender.

“Pledged Equity Interests” means all membership interests of LMF SPE#2, LLC and all shares of LM Funding, LLC, in each case which from time to time are part of the Collateral.

3.Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the condition precedent that Lender shall have received all of the following, each dated the date hereof, in form and substance satisfactory to Lender:

(a)Resolutions.  Resolutions of the Members and Manager of Borrower and each Guarantor certified by the Manager or Responsible Officer of such Person which authorize the execution, delivery and performance by such Person of this Amendment and the other Amendment Documents (as hereinafter defined) to which such Person is a party;

(b)Incumbency Certificate.  A certificate of incumbency certified by the Manager or Responsible Officer certifying the names of the individuals or other Persons authorized to sign this Amendment and each of the other Amendment documents to which Borrower and each Guarantor is a party on behalf of such Person together with specimen signatures of such individual Persons;

(c)Constituent Documents.  The Constituent Documents for Borrower and each of the Guarantors certified by the Manager or Responsible Officer of such Person;

(d)Governmental Certificates.  Certificate of the appropriate governmental officials of the state of incorporation or organization of Borrower and each Guarantor as to the existence and good standing of such party, each dated within ten (10) days prior to the date hereof;

(e)Second Amendment to Note.  That certain Second Amendment to Term Promissory Note (the “Note Amendment”), executed by Borrower and Lender;

(f)Guaranty and Security Documents.  (i) That certain Irrevocable Continuing Guaranty Agreement executed by LMFA in favor of Lender, (ii) that certain Pledge Agreement executed by LMFA, as grantor, and Lender with respect to LMFA’s membership interest of LM

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Funding, LLC, and (iii) that certain First Amendment to Pledge Agreement executed by LM Funding, LLC and Lender with respect to LM Funding, LLC’s membership interest in Borrower (collectively, the “New Guaranty and Security Documents” and together with this Amendment and the Note Amendment, the “Amendment Documents”);

(g)Financing Statements.  UCC financing statements or UCC financing statement amendments, as applicable, reflecting each Guarantor as debtor, and Lender as secured party.

(h)Opinion of Counsel.  A favorable opinion of each of Florida counsel to Borrower and Guarantors, as to such matters as Lender may reasonably request; and

(i)Attorney’s Fees and Expenses.  Evidence that costs and expenses (including reasonable attorney’s fees) referred in Section 14, to the extent incurred, shall have been paid in full by Borrower.

4.Limited Waiver and Consent.

(a)Limited Waiver.  As of the date hereof, the provisions of Sections 8.4 and 8.6 of the Credit Agreement are hereby waived solely to retroactively permit the Change of Control and/or disposition of Collateral that resulted from (i) the transfer by CRE Funding, LLC of its membership interests of Borrower to LM Funding, LLC and (ii) the transfer by LM Funding, LLC of its membership interests of Borrower to LMFA.  The waiver set forth in this Section 4(a) shall be limited precisely as written and relates solely to the provisions of Sections 8.4 and 8.6 of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (x) constitute a waiver of compliance by the Borrower or any other Obligated Party with respect to any other term, provision or condition of the Credit Agreement, any other Loan Document or any other instrument or agreement referred to therein, or (y) prejudice any right or remedy that Lender may now have or in the future under or in connection with the Credit Agreement, any other Loan Document or any other instrument or agreement referred to therein.

(b)Consent.  Borrower has informed Lender that it intends to acquire certain assets as more specifically described in Schedule 1 attached hereto (collectively, the “New Assets”).  Lender hereby consents to Borrower’s acquisition of the New Assets and waives any Event of Default that may arise under Section 8.3 of the Credit Agreement as a result of such acquisition.  The consent and waiver set forth in this Section 4(b) shall be limited precisely as written and relates solely to the provisions of Sections 8.3 of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (x) constitute a consent to non-compliance, or waiver of compliance, by the Borrower or any other Obligated Party with respect to any other term, provision or condition of the Credit Agreement, any other Loan Document or any other instrument or agreement referred to therein, or (y) prejudice any right or remedy that Lender may now have or in the future under or in connection with the Credit Agreement, any other Loan Document or any other instrument or agreement referred to therein.

5.Representation and Warranty of Guarantors regarding Pledged Equity Interests.   Each of Guarantors hereby represents and warrants that none of the Pledged Equity Interests are certificated.

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6.Reaffirmation of Representations and Warranties in Loan Documents.  Each of Borrower and LMF hereby agrees with, reaffirms and acknowledges its respective representations and warranties contained in the Loan Documents to which it is a party.  Furthermore, each of Borrower and LMF hereby represents that its respective representations and warranties contained in the Loan Documents to which it is a party continue to be true and in full force and effect in all material respects.  This agreement, reaffirmation and acknowledgment is given to Lender by Borrower and LMF without defenses, claims or counterclaims of any kind.  To the extent that any such defenses, claims or counterclaims against Lender may exist, each of Borrower and LMF waives and releases Lender from same.

7.Ratification and Reaffirmation of Loan Documents.  Each of Borrower and LMF ratifies and reaffirms all terms, covenants, conditions and agreements contained in the Loan Documents to which it is a party.

8.Legal Representation.  Each of the parties hereto acknowledge that they have been represented by independent legal counsel in connection with the execution of this Amendment, that they are fully aware of the terms and conditions contained herein, and that they have entered into and executed this Amendment as a voluntary action and without coercion or duress of any kind.

9.Partial Invalidity; No Repudiation. If any of the provisions of this Amendment shall contravene or be held invalid under the laws of any jurisdiction, the Amendment shall be construed as if not containing such provisions and the rights, remedies, warranties, representations, covenants, and provisions hereof shall be construed and enforced accordingly in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction, or any other provisions of this Amendment in any jurisdiction.

10.Binding Effect.  This Amendment is binding upon the parties hereto and their respective successors and assigns.

11.Full Force and Effect.  Except as otherwise modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

12.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Florida; provided that Lender shall retain all rights under federal law.  Any dispute under this Amendment, THE CREDIT AGREEMENT or the other Loan Documents shall be resolved by the arbitration procedures set forth in Section 11.23 of the Credit Agreement

13.WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO WAIVES THE RIGHT TO A TRIAL BY JURY, AS TO ANY ACTION WHICH MAY ARISE AS A RESULT OF THE LOAN DOCUMENTS, THIS AMENDMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH.

14.Counterparts.  This Amendment and/or any documentation contemplated or required in connection herewith may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be considered one and the same document.  Delivery of

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an executed counterpart of a signature page of this document by facsimile shall be effective as delivery of a manually executed counterpart of this document.

15.Costs and Expenses.  Borrower agrees to pay or reimburse Lender for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, the other Amendment Documents, any other documents prepared in connection therewith and the transactions contemplated thereby, including, without limitation, the fees and disbursements of counsel to Lender.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, do hereby execute this Amendment the date and year first above written.

BORROWER:

LMF SPE#2, LLC,
a Florida limited liability company

By: LM Funding, LLC,

a Florida limited liability company,

as Manager of LMF SPE#2, LLC

By: /s/ Bruce M. Rodgers

Name:  Bruce M. Rodgers

Title:  Chief Executive Officer of LM Funding America, Inc., as Manager of LM Funding, LLC

GUARANTORS:

LM FUNDING, LLC

a Florida limited liability company

By: /s/ Bruce M. Rodgers

Name:  Bruce M. Rodgers
Title: Chief Executive Officer of LM Funding

America, Inc., as Manager of LM Funding,

LLC

LM FUNDING AMERICA, INC.

a Delaware corporation

By: /s/ Bruce M. Rodgers

Name:  Bruce M. Rodgers
Title:  Chief Executive Officer

LENDER:

HEARTLAND BANK

By: /s/ Mark Hoffpauir

Name:  Mark Hoffpauir
Title:  Executive Vice President

[Signature Page to First Amendment to Credit Agreement – LMF SPE#2, LLC]

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SCHEDULE I

New Assets to be Acquired by Borrower

[see attached]

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